(EDGAR LOMAX VALUE FUND LOGO)

                             EDGAR LOMAX VALUE FUND

                               SEMI-ANNUAL REPORT

                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2002

                               Semi-Annual Report
                                 April 30, 2002

Dear Fellow Shareholder:

   During the six months since we last reported to you, the Edgar Lomax Value Fund has performed well on all fronts. Total shareholder assets in the Fund have grown, through a combination of new investors and strong investment gains, to approximately $7.8 million--an increase of nearly $3 million. Additionally, from October 31, 2001 through this past April 30, the Fund returned 14.06% in comparison to an S&P 500 index gain of only 2.35%. Finally, in the 4 1/2 years since the Fund was launched, it has produced an average annual total return of 5.83% versus 4.15% for the S&P 500. Others have begun to take notice of these successes, as evidenced by the feature article highlighting the Fund in the April 1st issue of Barron's. Needless to say, we are pleased.

   Before reviewing the stock market environment, I thought you might appreciate a short reminder of just how we invest on your behalf. Our style of investing is technically termed "Large-cap Value." To break it down, "large-cap" (or, large market value) companies are those that are generally the most significant players in the overall economy. These firms tend to have long histories and include the likes of Exxon Mobil and General Motors. Their lengthy operating records often give them the advantage of experience, while size brings financial heft to help them survive difficult economic periods. The "value" classification means we are investing in companies whose stock prices, we believe, are unjustifiably low due to either a misunderstood negative condition or simply because investors at the moment are focused elsewhere, such as we saw during the recent dot-com craze.

   With respect to the stock market, prices are admittedly a bit volatile as of late. Investors are nervous about the direction of the economy, but they have also become sensitive, primarily as a result of Enron's bankruptcy, to even the rumor of another corporate scandal. You may wonder, then, why the Fund has performed so well. There are two reasons. First, the conservative approach we take to picking stocks and the characteristics we require of them (for example, low levels of debt on most of the companies' financial statements) have made our portfolio attractive to most stock investors. And, second, large-cap value stocks were so neglected in the technology-driven bull market of the late 1990s that their prices became relatively "cheap."

   You can be certain that the "popularity" currently enjoyed by value stocks will one day shift back to growth stocks. Such give-and-take between investment styles has always existed in the market. The key is not to worry about the theme that is driving stock prices at any given moment, but to consistently invest in solid companies at good (i.e., relatively low) prices. Regardless of which group the stock market favors in the short term, stock prices in the long run must reflect actual corporate financial results. That, fellow shareholders, is the philosophy that guides us.

   I hope you can tell, particularly if you have had direct contact with us, that we thoroughly enjoy the process of investing and greatly appreciate your confidence in us. As always, we remain committed to extending our best efforts on your behalf.

Cordially,

/s/Randall R. Eley                        /s/Phillip A. Titzer

Randall R. Eley                           Phillip A. Titzer
Chief Investment Officer                  Portfolio Manager

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In absence of fee waivers, returns would be reduced.

Companies previously mentioned do not imply holdings in the Fund. Please refer to the "Schedule of Investments" for complete fund holdings. Fund holdings are subject to change at any time. 07/02

SCHEDULE OF INVESTMENTS AT APRIL 30, 2002 (UNAUDITED)

  Shares    COMMONSTOCKS:  97.70%                                  Market Value
  ------    ---------------------                                  ------------
            AUTOMOBILES & COMPONENTS:  4.76%
   5,825    General Motors Corp.                                    $  373,674
                                                                    ----------

            BANKS:  1.32%
   1,000    Bank of America Corp.                                       72,480
   1,300    U.S. Bancorp                                                30,810
                                                                    ----------
                                                                       103,290
                                                                    ----------

            CAPITAL GOODS:  18.28%
   7,000    Caterpillar, Inc.                                          382,340
   3,600    General Dynamics Corp.                                     349,524
   9,200    Rockwell Automation, Inc.                                  197,524
   6,400    The Boeing Co.                                             285,440
   2,000    Tyco International Ltd.                                     36,900
   2,600    United Technologies Corp.                                  182,442
                                                                    ----------
                                                                     1,434,170
                                                                    ----------

            CONSUMER DURABLES & APPAREL:  5.15%
  11,475    Eastman Kodak Co.                                          369,610
     700    The Black & Decker Corp.                                    34,076
                                                                    ----------
                                                                       403,686
                                                                    ----------

            DIVERSIFIED FINANCIALS:  7.32%
   2,400    Citigroup, Inc.                                            103,920
  10,365    J.P. Morgan Chase & Co.                                    363,811
   1,800    Lehman Brothers Holdings, Inc.                             106,200
                                                                    ----------
                                                                       573,931
                                                                    ----------

            ENERGY:  7.56%
   9,400    Exxon Mobil Corp.                                          377,598
  12,700    Halliburton Co.                                            215,773
                                                                    ----------
                                                                       593,371
                                                                    ----------

            FOOD, BEVERAGE & TOBACCO:  6.51%
   2,600    Anheuser-Busch Companies, Inc.                             137,800
   6,850    Philip Morris Companies, Inc.                              372,845
                                                                    ----------
                                                                       510,645
                                                                    ----------

            HEALTHCARE EQUIPMENT & SERVICES:  2.54%
   1,825    CIGNA Corp.                                                198,925
                                                                    ----------

            HOTELS, RESTAURANTS, & LEISURE:  2.28%
   6,300    McDonald's Corp.                                           178,920
                                                                    ----------

            HOUSEHOLD & PERSONAL PRODUCTS:  0.43%
     600    Avon Products, Inc.                                         33,510
                                                                    ----------

            MATERIALS:  11.18%
   3,300    Alcoa, Inc.                                                112,299
   6,638    E. I. du Pont de Nemours and Co.                           295,391
   3,700    International Paper Co.                                    153,291
   5,300    Weyerhaeuser Co.                                           315,933
                                                                    ----------
                                                                       876,914
                                                                    ----------

            PHARMACEUTICALS & BIOTECHNOLOGY:  4.43%
   6,400    Merck & Co., Inc.                                          347,776
                                                                    ----------

            RETAILING:  4.45%
  11,300    Limited Brands                                             216,508
   1,400    Sears, Roebuck and Co.                                      73,850
   1,700    The May Department Stores Co.                               58,956
                                                                    ----------
                                                                       349,314
                                                                    ----------

            TELECOMMUNICATIONS:  5.91%
  12,600    AT&T Corp.                                                 165,312
   9,600    SBC Communications, Inc.                                   298,176
                                                                    ----------
                                                                       463,488
                                                                    ----------

            TRANSPORTATION:  4.46%
  10,000    Burlington Northern Santa Fe Corp.                         274,900
   3,500    Norfolk Southern Corp.                                      75,005
                                                                    ----------
                                                                       349,905
                                                                    ----------

            UTILITIES:  11.12%
   4,475    American Electric Power Company, Inc.                      204,955
     700    Entergy Corp.                                               32,480
   3,500    Exelon Corp.                                               190,050
  11,325    The Southern Co.                                           321,064
   6,500    The Williams Companies, Inc.                               124,150
                                                                    ----------
                                                                       872,699
                                                                    ----------

            Total Common Stocks (Cost $7,351,871)                    7,664,218
                                                                    ----------

            SHORT-TERM INVESTMENTS: 4.68%
            -----------------------------
 367,062    Federated Cash Trust Money Market (Cost $367,062)          367,062
                                                                    ----------

            Total Investments in Securities
              (Cost $7,718,933):  102.38%                            8,031,280
            Liabilities in Excess of Other Assets:  (2.38%)           (186,397)
                                                                    ----------
            Net Assets: 100.00%                                     $7,844,883
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2002 (UNAUDITED)

ASSETS
   Investments in securities, at value
     (identified cost of $7,718,933)                                $8,031,280
   Receivables
       Dividends and interest                                            5,863
       Due from advisor                                                  3,534
   Prepaid expenses                                                     17,154
                                                                    ----------
           Total assets                                              8,057,831
                                                                    ----------

LIABILITIES
   Payables
       Securities purchased                                            199,429
       Administration fees                                               2,466
   Accrued expenses                                                     11,053
                                                                    ----------
           Total liabilities                                           212,948
                                                                    ----------

NET ASSETS                                                          $7,844,883
                                                                    ----------
                                                                    ----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$7,844,883 / 698,744 shares outstanding; unlimited
  number of shares (par value $0.01) authorized]                        $11.23
                                                                        ------
                                                                        ------

COMPONENTS OF NET ASSETS
   Paid-in capital                                                  $7,519,208
   Undistributed net investment income                                  36,690
   Accumulated net realized loss on investments                        (23,362)
   Net unrealized appreciation on investments                          312,347
                                                                    ----------
           Net assets                                               $7,844,883
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

INVESTMENT INCOME
   Income
       Dividends                                                      $ 72,351
       Interest                                                            749
                                                                      --------
           Total income                                                 73,100
                                                                      --------

   Expenses
       Advisory fees (Note 3)                                           29,581
       Administration fees (Note 3)                                     14,876
       Professional fees                                                11,407
       Fund accounting fees                                              9,273
       Transfer agent fees                                               6,695
       Custody fees                                                      2,776
       Trustee fees                                                      2,357
       Shareholder Reporting                                             1,488
       Miscellaneous                                                     1,240
       Insurance expense                                                   718
       Registration fees                                                   697
                                                                      --------
           Total expenses                                               81,108
           Less, advisory fee waiver (Note 3)                          (44,700)
                                                                      --------
           Net expenses                                                 36,408
                                                                      --------
               NET INVESTMENT INCOME                                    36,692
                                                                      --------

REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
   Net realized loss on investments                                    (13,547)
   Net change in unrealized appreciation on investments                663,130
                                                                      --------
       Net realized and unrealized gain on investments                 649,583
                                                                      --------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $686,275
                                                                      --------
                                                                      --------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  Six Months
                                                                                     Ended             Year
                                                                                April 30, 2002        Ended
                                                                                  (Unaudited)    October 31, 2001
                                                                                --------------   ----------------
INCREASE / (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income                                                          $   36,692        $   64,590
   Net realized (loss) / gain on investments                                         (13,547)           67,605
   Net change in unrealized appreciation / (depreciation) on investments             663,130          (624,964)
                                                                                  ----------        ----------
       NET INCREASE / (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             686,275          (492,769)
                                                                                  ----------        ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                        (64,173)          (46,639)
   From net realized gain                                                            (67,220)         (115,338)
                                                                                  ----------        ----------
       Total dividends and distribution to shareholders                             (131,393)         (161,977)
                                                                                  ----------        ----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase in net assets derived from net change in
     outstanding shares (a)<F1>                                                    2,262,797           922,778
                                                                                  ----------        ----------
       TOTAL INCREASE IN NET ASSETS                                                2,817,679           268,032
                                                                                  ----------        ----------

NET ASSETS
Beginning of period                                                                5,027,204         4,759,172
                                                                                  ----------        ----------
END OF PERIOD                                                                     $7,844,883        $5,027,204
                                                                                  ----------        ----------
                                                                                  ----------        ----------

(a)<F1>  A summary of share transactions is as follows:

                                                              Six Months Ended                     Year
                                                               April 30, 2002                     Ended
                                                                 (Unaudited)                 October 31, 2001
                                                          ------------------------      -------------------------
                                                          Shares   Paid in Capital      Shares    Paid in Capital
                                                          ------   ---------------      ------    ---------------
Shares sold                                               192,747     $2,184,847         74,471       $795,884
Shares issued on reinvestments of distributions            12,390        131,331         13,856        161,977
Shares redeemed                                            (4,702)       (53,381)        (3,083)       (35,083)
                                                          -------     ----------         ------       --------
Net increase                                              200,435     $2,262,797         85,244       $922,778
                                                          -------     ----------         ------       --------
                                                          -------     ----------         ------       --------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               Six Months Ended                                         December 12, 1997*<F2>
                                                April 30, 2002            Year Ended October 31,               through
                                                 (Unaudited)        2001           2000           1999     October 31, 1998
                                               ----------------     ----           ----           ----     ----------------
Net asset value, beginning of period                $10.09         $11.52         $11.85         $10.78         $10.00
                                                    ------         ------         ------         ------         ------

Income from investment operations:
   Net investment income                              0.05           0.13           0.12           0.08           0.07
   Net realized and unrealized gain
     on investments                                   1.35          (1.17)          0.26           1.10           0.72
                                                    ------         ------         ------         ------         ------
Total from investment operations                      1.40          (1.04)          0.38           1.18           0.79
                                                    ------         ------         ------         ------         ------

Less distributions:
   From net investment income                        (0.13)         (0.11)         (0.10)         (0.07)         (0.01)
   From net realized gain on investments             (0.13)         (0.28)         (0.61)         (0.04)          0.00
                                                    ------         ------         ------         ------         ------
Total distributions                                  (0.26)         (0.39)         (0.71)         (0.11)         (0.01)
                                                    ------         ------         ------         ------         ------

Net asset value, end of period                      $11.23         $10.09         $11.52         $11.85         $10.78
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

TOTAL RETURN                                         14.06%++<F4>   (9.48%)         3.65%         11.05%          7.89%++<F4>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $7,845         $5,027         $4,759         $4,267         $3,294

Ratio of expenses to average net assets:
   Before expense reimbursement                       2.73%+<F3>     2.99%          3.59%          3.63%          4.67%+<F3>
   After expense reimbursement                        1.23%+<F3>     1.31%          1.75%          1.75%          1.75%+<F3>

Ratio of net investment income to average net assets
   After expense reimbursement                        1.24%+<F3>     1.24%          1.22%          0.81%          0.81%+<F3>

Portfolio turnover rate                              32.83%         30.47%         47.43%         41.85%         32.71%

 *<F2>  Commencement of operations.
 +<F3>  Annualized.
++<F4>  Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT APRIL 30, 2002 (UNAUDITED)

NOTE 1 - ORGANIZATION

    The Edgar Lomax Value Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

    B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded
        on the ex-dividend date.   The amount of dividends and distributions to
        shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the six months ended April 30, 2002, The Edgar Lomax Company (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended April 30, 2002, the Fund incurred $29,581 in Advisory Fees.

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.23% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the six months ended April 30, 2002, the Advisor reduced its fees and absorbed Fund expenses in the amount of $44,700; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $342,070 at April 30, 2002.

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

    Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    For the six months ended April 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $3,963,465 and $1,947,442, respectively.

NOTE 5 - INCOME TAXES

    At April 30, 2002, the cost of securities for Federal income tax purposes was $7,728,689. Gross unrealized appreciation and depreciation of securities is as follows:

        Gross unrealized appreciation               $861,663
        Gross unrealized depreciation               (559,072)
                                                    --------
           Net unrealized appreciation              $302,591
                                                    --------
                                                    --------

                                    ADVISOR
                            The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                          Springfield, Virginia 22150
                               www.edgarlomax.com

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd Floor
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                          PricewaterhouseCoopers, LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 866-205-0524.